SUPPLEMENT DATED OCTOBER 2, 1995
                   TO PROSPECTUSES DATED MAY 1, 1995 FOR

                PRUCO LIFE PRUvider VARIALE APPRECIABLE ACCOUNT
             PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

         PRUvider(SM) Variable Appreciable Life(R) Insurance Contracts

The purpose of this supplement is to revise the minimum initial guaranteed death benefit that can be applied for by proposed insureds who are 21 years of age or younger. The Requirements for Issuance of a Contract section which begins on page 8 is revised to read as follows:

Requirements for Issuance of a Contract. The Contract may generally be issued on insureds below the age of 76. Generally, the minimum initial guaranteed death benefit that can be applied for is $5,000 and the maximum that can be applied for is $25,000. For proposed insureds 21 years of age or younger, the minimum initial guaranteed death benefit that can be applied for is $10,000. Before issuing any Contract, we require evidence of insurability which may include a medical examination. Non-smokers who meet preferred underwriting requirements are offered the most favorable premium rate. A higher premium is charged if an extra mortality risk is involved. These are the current underwriting requirements. We reserve the right to change these requirements on a non-discriminatory basis.

PRUvider-Sup1 Ed. 10/95 Catalog No. 64M612J